Exhibit 32.1 -- Certification required under Section 906
                of the Sarbanes-Oxley Act of 2002


                   PISMO COAST VILLAGE, INC.

  CERTIFICATION PURSUANT TO 18 U.S.C. Subsection 1350 of the
  ----------------------------------------------------------
               PRESIDENT AND CHAIRMAN OF THE BOARD
               -----------------------------------

In connection with the Quarterly Report on Form 10-Q (the "Report") of Pismo Coast Village, Inc. (The "Company") for the quarter ended March 31, 2009, the undersigned, Jerald Pettibone, President and Chairman of the Board of the Company, hereby certifies pursuant to 18 U.S.C. Subsection 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigned's knowledge and belief:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


May 14, 2009         JERALD PETTIBONE

                     Jerald Pettibone, President and
                     Chairman of the Board

Exhibit 32.2 -- Certification required under Section 906
                of the Sarbanes-Oxley Act of 2002


                    PISMO COAST VILLAGE, INC.

  CERTIFICATION PURSUANT TO 18 U.S.C. Subsection 1350 of the
  ----------------------------------------------------------
                    CHIEF EXECUTIVE OFFICER
                    -----------------------

In connection with the Quarterly Report on Form 10-Q (the "Report") of Pismo Coast Village, Inc. (The "Company") for the quarter ended March 31, 2009, the undersigned, Jay Jamison, Chief Executive Officer of the Company, hereby certifies pursuant to 18 U.S.C. Subsection 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigned's knowledge and belief:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


May 14, 2009        JAY JAMISON

                    Jay Jamison, Chief Executive Officer
                    (principal executive officer)

Exhibit 32.3 -- Certification required under Section 906
                of the Sarbanes-Oxley Act of 2002


                    PISMO COAST VILLAGE, INC.

  CERTIFICATION PURSUANT TO 18 U.S.C. Subsection 1350 of the
  ----------------------------------------------------------
                     CHIEF FINANCIAL OFFICER
                     -----------------------

In connection with the Quarterly Report on Form 10-Q (the "Report") of Pismo Coast Village, Inc. (The "Company") for the quarter ended March 31, 2009, the undersigned, Jack Williams, Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. Subsection 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigned's knowledge and belief:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


May 14, 2009        JACK WILLIAMS

                    Jack Williams, Chief Financial Officer
                    (principal financial officer and principal accounting officer)